UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
______________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2026

ARMOUR Residential REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201
Vero Beach,	Florida	32963
(Address of Principal Executive Offices)		(Zip Code)

(772) 617-4340
(Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbols	Name of Exchange on which registered
Preferred Stock, 7.00% Series C Cumulative Redeemable	ARR-PRC	New York Stock Exchange
Common Stock, $0.001 par value	ARR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2026, at the 2026 annual meeting of stockholders (the “Annual Meeting”) of ARMOUR Residential REIT, Inc. (“ARMOUR”), ARMOUR’s stockholders approved ARMOUR’s Fourth Amended and Restated 2009 Stock Incentive Plan (the “Fourth A&R Plan”), which provides for the granting of common stock, par value $0.001 per share (“Common Stock”) of ARMOUR, restricted shares of Common Stock, stock options, performance shares, performance units, restricted stock units, stock appreciation rights and other equity-based and cash-based awards to directors, officers and other employees and other persons who provide services to ARMOUR (each an “Eligible Individual”). Prior to the approval by the stockholders of the Fourth A&R Plan, ARMOUR’s existing Third Amended and Restated Stock Incentive Plan (the “Plan”) provided for the grant of up to 800,000 shares of Common Stock. The Fourth A&R Plan increases by 1,000,000 the number of shares of Common Stock authorized for issuance under the Plan. As of March 19, 2026, there were 3,506 shares that remained available for grant under the Plan. The Fourth A&R Plan also amends the Plan as follows: it (i) proportionally lowers the maximum number of shares of Common Stock that may be subject to grants of certain awards to any one Eligible Individual in any fiscal year from 750,000 to 150,000 to reflect the one-for-five reverse stock split of ARMOUR’s Common Stock effected in September 2023, in accordance with the terms of the Plan, (ii) sets the effective date of the Fourth A&R Plan as April 30, 2026, the date of the Annual Meeting, (iii) establishes a ten year term such that the Fourth A&R Plan will terminate on the day immediately preceding the tenth anniversary of the Effective Date, or April 29, 2036, (iv) adds a clawback provision to clarify that any award granted under the Fourth A&R Plan may also provide for the cancellation or forfeiture of such award and repayment to ARMOUR of any shares of common stock issued under and/or any other benefit related to an award, consistent with the terms of ARMOUR’s Clawback Policy, (v) eliminates outdated Internal Revenue Code Section 162(m) provisions and (vi) reflects certain non-material updates. Other than as described above, the Plan has not been materially changed from its state immediately prior to the Annual Meeting.

The Fourth A&R Plan is described in more detail in Proposal 5 in ARMOUR’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 19, 2026 (the “Proxy Statement”). The descriptions of the Fourth A&R Plan contained herein and in the Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the full text of the Fourth A&R Plan, a copy of which was filed as Appendix A to the Proxy Statement and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

ARMOUR held its Annual Meeting at 8:00 a.m. (EDT) on April 30, 2026, for the purpose of: (i) electing eight (8) directors to ARMOUR’s Board of Directors until its 2027 annual meeting of stockholders and until their successors are duly elected and qualified; (ii) ratifying the appointment of Deloitte & Touche LLP (“Deloitte”) as ARMOUR’s independent registered certified public accountants for fiscal year 2026; (iii) approving, by a non-binding advisory vote, ARMOUR’s 2025 executive compensation; (iv) approving, by a non-binding advisory vote, the frequency of stockholder advisory votes relating to ARMOUR's executive compensation; and (v) approving ARMOUR's Fourth Amended and Restated 2009 Stock Incentive Plan. For more information on the proposals described below, please refer to the Proxy Statement. As of the record date of March 6, 2026, there were a total of 122,767,466 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 83,300,043 shares of Common Stock, or approximately 67.85% of the shares outstanding and entitled to vote at the Annual Meeting, were represented in person or by proxy; therefore, a quorum was present.

Proposal 1 — To elect eight (8) directors to ARMOUR’s Board of Directors until its 2027 annual meeting of stockholders and until their successors are duly elected and qualified.
The eight (8) nominees proposed by ARMOUR’s Board of Directors were each elected to serve as a director until ARMOUR’s annual meeting of stockholders to be held in 2027 and until his or her successor is duly elected and qualified. The voting results for each nominee were as follows.

Nominee	For	Against	Abstain	Broker Non-Votes
Scott J. Ulm	50,758,487	1,040,276	509,112	30,992,168
Daniel C. Staton	50,297,310	1,493,893	516,672	30,992,168
Marc H. Bell	45,506,867	6,198,598	602,410	30,992,168
Z. Jamie Behar	46,944,006	4,851,348	512,521	30,992,168
Carolyn Downey	45,682,919	6,078,954	546,002	30,992,168
Robert C. Hain	49,038,006	2,669,933	599,936	30,992,168
John P. Hollihan, III	49,740,156	2,023,781	543,938	30,992,168
Stewart J. Paperin	50,389,629	1,317,619	600,627	30,992,168

Proposal 2 — To ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for fiscal year 2026.

Stockholders voted to ratify the appointment of Deloitte as ARMOUR’s independent registered certified public accountants for the fiscal year ending December 31, 2026. The proposal received the following final voting results:

For	Against	Abstain
80,520,125	1,462,863	1,317,055

Proposal 3 — To approve, by a non-binding advisory vote, ARMOUR’s 2025 executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, ARMOUR’s 2025 executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
48,910,162	2,512,562	885,151	30,992,168

Proposal 4 — To approve, by a non-binding advisory vote, the frequency of stockholder advisory votes relating to ARMOUR's executive compensation.

Stockholders voted to approve, by a non-binding advisory vote, the frequency of future stockholder advisory votes relating to ARMOUR's executive compensation. The proposal received the following final voting results:

One (1) Year	Two (2) Years	Three (3) Years	Abstain
50,596,296	344,786	613,140	753,653

In accordance with Item 5.07(d) of Form 8-K, ARMOUR hereby discloses its intention to include in its proxy materials an advisory vote on its executive compensation every year in accordance with the results of the non-binding advisory vote on the frequency of the advisory vote on executive compensation at the Annual Meeting.

Proposal 5 — To approve ARMOUR's Fourth Amended and Restated 2009 Stock Incentive Plan.

Stockholders voted to approve ARMOUR's Fourth Amended and Restated 2009 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
49,418,684	2,099,871	789,320	30,992,168

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
ARMOUR Residential REIT, Inc.’s Fourth Amended and Restated 2009 Stock Incentive Plan (incorporated by reference to Appendix A to ARMOUR’s Definitive Proxy Statement on Schedule 14A filed March 19, 2026).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2026

ARMOUR RESIDENTIAL REIT, INC.

By:	/s/ Gordon M. Harper
Name: Gordon M. Harper
Title: Chief Financial Officer